UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2014 (June 30, 2014)

INTREXON CORPORATION

(Exact Name of Registrant as Specified in Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Effective June 30, 2014, Intrexon Corporation, a Virginia corporation (“Intrexon”), Trans Ova Genetics, L.C., an Iowa limited liability company (“Trans Ova”), the members of Trans Ova (each, a “Seller” and collectively, the “Sellers”) and Pro-Edge, LP, a Seller acting as Sellers’ representative, entered into a definitive Membership Interest Purchase Agreement (the “Purchase Agreement”). The Agreement provides for the Sellers to convey all of the membership interests in Trans Ova to Intrexon (the “Transaction”).

Pursuant to the terms set forth in the Purchase Agreement, Intrexon will acquire all of the outstanding membership interests of Trans Ova for (i) $60 million in cash, payable upon the date of the consummation of the Transaction (the “Closing Date”); (ii) $30 million of Intrexon common stock (the “Common Stock”), issuable on the Closing Date; and (iii) $20 million in cash, payable in three equal installments upon the first, second, and third anniversaries of the Closing Date (the “Base Consideration”). The Purchase Agreement also provides for (i) the payment to Sellers of the aggregate amounts of certain debts, together with accrued interest, currently owed by Trans Ova to governmental entities in the event and to the extent that those debts are forgiven by the relevant governmental entities; and (ii) the payment to Sellers of cash proceeds from currently pending litigation matters to which Trans Ova is a party (together with the “Base Consideration”, the “Purchase Agreement Consideration”). The Purchase Agreement Consideration is subject to further adjustment as described in the Purchase Agreement.

Trans Ova, the Sellers and Intrexon have made certain customary representations, warranties and covenants in the Purchase Agreement, including, among others: (i) representations by Sellers with respect to their authority to consummate the Transaction and certain other matters; (ii) representations by Intrexon with respect to its business, operations and financial condition; (iii) representations by Sellers and Trans Ova with respect to Trans Ova’s business, operations and financial condition; (iv) covenants by Trans Ova to operate its business in the ordinary course during the period between execution of the Purchase Agreement and the Closing and not to engage in certain activities during that period; (v) covenants by Intrexon to file and keep effective for a period of six months a registration statement on Form S-3 within seven business days of the date upon which it is eligible to do so, for the purpose of registering the Common Stock; and (vi) covenants by Sellers and Trans Ova not to solicit, initiate, encourage or entertain any inquiries or proposals from, discuss or negotiate with, provide any information to, or consider the merits of any inquiries or proposals relating to any business combination transaction involving Trans Ova or of its material assets.

The completion of the Transaction is subject to customary conditions, including, among others: (i) compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (ii) the absence of a material adverse effect on Intrexon and Trans Ova following the date of the Purchase Agreement; and (iii) the declaration by the Securities and Exchange Commission of the effectiveness of the Registration Statement. After the Closing Date, Sellers have agreed to refrain, for a period of three years, from (i) competing with the business of Trans Ova as conducted before the Closing Date; (ii) soliciting employees of Trans Ova employed as of the Closing Date or within the preceding six months; and (iii) soliciting or interfering with the customers and suppliers of Trans Ova.

The Purchase Agreement may be terminated under certain circumstances, including by either Intrexon or Sellers’ representative if: (i) the Transaction is not consummated on or before October 15, 2014; (ii) a final nonappealable order is entered restraining, enjoining or otherwise prohibiting the transaction; or (iii) a material uncured breach by the other party occurs that would cause the closing conditions not to be satisfied. In the event that the Purchase Agreement is terminated, the Purchase Agreement does not provide for the payment of a termination fee by any of Intrexon, the Sellers or Trans Ova.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. The Purchase Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about Intrexon or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Purchase Agreement are made only for purposes of the Purchase Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Purchase Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Intrexon or its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure

On July 1, 2014, Intrexon issued a press release announcing the execution of the Purchase Agreement. The press release is furnished as Exhibit 99.1.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the exhibit furnished hereunder will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as will be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Some of the matters discussed in this Current Report on Form 8-K (including Exhibit 99.1) may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. The forward-looking statements are based on Intrexon’s beliefs, assumptions and expectations of its future performance, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to Intrexon or are within its control. The following factors, among others, could cause actual results to vary from the forward-looking statements: the ability of the parties to satisfy the conditions precedent and consummate the proposed Transaction, the timing of consummation of the proposed Transaction, the ability of the parties to secure any required regulatory approvals in a timely manner or on the terms desired or anticipated, the ability to achieve anticipated benefits, risks related to disruption of management’s attention due to the pending Transaction, operating results and businesses generally, the outcome of any legal proceedings related to the proposed Transaction and the general risks associated with the respective businesses of Intrexon and Trans Ova, including the general volatility of the capital markets, terms and deployment of capital, volatility of Intrexon’s share price, changes in the biotechnology and livestock industries, the outcome of legal proceedings related to Trans Ova’s business, interest rates or the general economy, underperformance of Intrexon’s and Trans Ova’s assets and investments and decreased ability to raise funds and the degree and nature of Intrexon’s and Trans Ova’s competition. Intrexon does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. Additional information about factors affecting Intrexon is available in Intrexon’s Annual Report on Form 10-K for the period ended December 31, 2013, and other filings with the SEC, which are available at www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2014

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Membership Interest Purchase Agreement, dated as of June 30, 2014, by and among Intrexon Corporation, Trans Ova Genetics, L.C., the Sellers named on the signature pages thereto, and Pro-Edge, LP, as the Sellers’ Representative.

99.1	Press release dated July 1, 2014.

5